OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated July 29, 2020

Effective immediately, the following information replaces the last table in the section “Management of the Trust — Trustees and officers”:
The following table describes the aggregate compensation received by each Trustee from the Trust entitled to receive compensation for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex[1]
Durant A. Hunter	$109,500	None	$109,500
Pamela J. Moret	$109,500	None	$109,500
Stephen P. Mullin	$109,500	None	$109,500
Robert A. Rudell	$119,000	None	$119,000
Jon E. Socolofsky	$126,500	None	$126,500
Susan M. Stalnecker	$125,250	None	$125,250
Robert J. Christian	$141,000	None	$141,000

[1]
Effective Jan. 1, 2021, each independent Trustee receives a total annual retainer fee of $86,000 for serving as a Trustee, plus $6,000 for each full, in-person Board Meeting that an independent Trustee participates in ($2,000 per telephonic meeting). Members of the Audit Committee (including the Committee Chair) receive additional annual compensation of $15,000. In addition, the Chair of the Audit Committee receives an annual retainer of $12,000. Members of the Audit Committee also receive $2,000 per telephone meeting. Members of the Nominating and Governance Committee (including the Committee Chair) receive additional annual compensation of $6,500. In addition, the Chair of the Nominating and Governance Committee receives an annual retainer of $6,500. The Independent Chair of the Board additionally receives an annual retainer of $24,000.

Effective immediately, the following replaces the information in the section of the chart entitled “Portfolio Managers — A. Other accounts Managed — Optimum Small-Mid Cap Growth Fund — Peregrine”:

Optimum Small-Mid Cap Growth Fund

No. of Accounts	Total Assets Managed	No. of Accounts with Performance	Total Assets in Accounts with Performance-

			Based-Fees	Based Fees
Peregrine
William A. Grierson, CFA
Registered Investment Companies	3	$1,433 million	0	$0
Other Pooled Investment Vehicles	1	$81 million	0	$0
Other Accounts	16	$393 million	0	$0
Daniel J. Hagen, CFA
Registered Investment Companies	3	$1,433 million	0	$0
Other Pooled Investment Vehicles	1	$81 million	0	$0
Other Accounts	16	$393 million	0	$0
Paul E. Von Kuster, CFA
Registered Investment Companies	3	$1,433 million	0	$0
Other Pooled Investment Vehicles	1	$81 million	0	$0
Other Accounts	16	$393 million	0	$0
Samuel D. Smith, CFA*
Registered Investment Companies	3	$1,887 million	0	$0
Other Pooled Investment Vehicles	1	$134 million	0	$0
Other Accounts	15	$612 million	0	$0
Ryan H. Smith, CFA*
Registered Investment Companies	3	$1,887 million	0	$0
Other Pooled Investment Vehicles	1	$134 million	0	$0
Other Accounts	15	$612 million	0	$0
* Samuel D. Smith and Ryan H. Smith became portfolio managers of the Optimum Small-Mid Cap Growth Fund in January 2021.  Information for Messrs. S. Smith and R. Smith is as of January 1, 2021.

Please keep this supplement for future reference.

This Supplement is dated January 25, 2021.